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                                                                 EXHIBIT 10.2

                 FIRST AMENDMENT TO NEW YORK BAGEL ENTERPRISES, INC.
                                 1996 INCENTIVE PLAN


     THIS FIRST AMENDMENT TO NEW YORK BAGEL ENTERPRISES, INC. 1996 INCENTIVE PLAN ("Agreement") is made and entered into as of this 21st day of May, 1997, by New York Bagel Enterprises, Inc., a Kansas corporation, and its subsidiaries (the "Company").

     W I T N E S S E T H:

     WHEREAS, the Company executed and implemented the New York Bagel Enterprises, Inc. 1996 Incentive Plan dated as of January 16, 1996 (the "1996 Incentive Plan");

     WHEREAS, the Company desires to amend certain provisions of the 1996 Incentive Plan;

     WHEREAS, on March 13, 1997, the Board of Directors of the Company adopted a resolution authorizing the amendment of the 1996 Incentive Plan subject to the approval of the stockholders; and

     WHEREAS, on the date hereof, the stockholders of the Company approved the amendment of the 1996 Incentive Plan by allocating an additional one hundred thousand (100,000) common shares to the 1996 Incentive Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, intending to be legally bound, hereby agrees as follows.

     1. PARAGRAPH 4 "STOCK SUBJECT TO PLAN." In Paragraph 4, the amount of "four hundred thousand (400,000) shares" shall be deleted and in its stead the amount of "five hundred thousand shares (500,000) shares" shall be inserted.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Company as of and on the date first above written.

                                   NEW YORK BAGEL ENTERPRISES, INC.


ATTEST:                            By /s/ ROBERT J. GERESI
                                     -------------------------------------
                                     Robert J. Geresi, Chief Executive Officer


By /s/ JON H. CRAMER
  ------------------------------
  Jon H. Cramer, Secretary